Bank Loans	12 Months Ended
Dec. 31, 2021
Secured Longterm Debt Current And Noncurrent [Abstract]
BANK LOANS

11. BANK LOANS

The Group’s borrowings consisted of the following:

	As of December 31,
	2020	2021	2021
	RMB	RMB	US$
Secured short-term bank loans	66,135	260,980	40,953
Secured long-term bank loans	4,122,898	5,216,005	818,505
	4,189,033	5,476,985	859,458

The Group entered into loan agreements with various financial institutions for data center project development and working capital purpose with terms ranging from 1 to 7 years.

As of December 31, 2021, the Group had total financing credit facilities of RMB4,503,352, US$345,000 and MYR248,000 from various financial institutions, of which the unused amount was RMB400,000, US$30,000 and MYR nil, respectively.

As of December 31, 2021, certain bank borrowings denominated in RMB are secured by certain subsidiaries’ restricted cash, accounts receivable, property and equipment and land use rights with net book value of RMB54,692, RMB543,220, RMB2,666,108, and RMB115,017 respectively. Two loan facilities amounted to US$120,000 is guaranteed by standby letters of credit of US$150,000. Others are guaranteed by designated subsidiaries of the Group or secured by property, assets, deposits and shares of designated subsidiaries.

The weighted average interest rate on short-term bank loans as of December 31, 2020 and 2021 was 7.00% and 6.82%, respectively. The weighted average interest rate on long-term bank loans as of December 31, 2020 and 2021 was 7.87% and 7.13%, respectively. Management assessed that there was no breach of loan covenants for all its bank borrowings as of December 31, 2020 and 2021, respectively.

As of December 31, 2021, the loan principal will be due according to the following schedule:

	RMB	US$
2022	1,973,392	309,668
2023	551,390	86,525
2024	1,160,896	182,170
2025	1,126,985	176,849
2026 and thereafter	747,736	117,336
	5,560,399	872,548